                                                                      EXHIBIT 32


           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                      ACT OF 2002 (18-U.S.C. SECTION 1350)



Each, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, and Enoch C. Jen, Chief Financial Officer of Gentex Corporation, certify, to the best of their knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18-U.S.C. Section 1350), that:


      (1) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2004, which this statement accompanies, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this quarterly report on Form 10-Q of the quarterly period ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.


Dated:   May 5, 2004                         GENTEX CORPORATION
         -----------




                                    By       /s/ Fred T. Bauer
                                             -----------------------------------
                                             Fred T. Bauer
                                             Its Chief Executive Officer



                                    By       /s/ Enoch C. Jen
                                             -----------------------------------
                                             Enoch C. Jen
                                             Its Vice President-Finance/Chief
                                             Financial Officer




A signed original of this written statement has been provided to Gentex Corporation and will be retained by Gentex Corporation and furnished to the Securities and Exchange Commission or its staff upon request


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